UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-6800

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2025, TransAct Technologies Incorporated (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1: Election of Directors

To elect John M. Dillon as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,852,876	677,137	2,650,766

To elect Audrey P. Dunning as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,505,605	1,024,408	2,650,766

To elect Daniel M. Friedberg as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,510,970	1,019,043	2,650,766

To elect Randall S. Friedman as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,504,170	1,025,843	2,650,766

To elect Emanuel P. N. Hilario as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,504,287	1,025,726	2,650,766

To elect Haydee Ortiz Olinger as director of the Company to serve until the 2026 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
3,502,454	1,027,559	2,650,766

Proposal 2: Ratification of Independent Registered Public Accounting Firm

To ratify the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstain
7,086,228	65,746	28,805

Proposal 3: Advisory Vote on Executive Compensation

To approve, on a non-binding, advisory basis, the Company’s compensation of its named executive officers:

For	Against	Abstain	Broker Non-Votes
4,118,139	400,597	11,277	2,650,766

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

To vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on the Company’s compensation of its named executive officers:

1 Year	2 Years	3 Years	Abstain
4,156,264	14,412	344,657	14,680

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ William J. DeFrances
William J. DeFrances
Vice President & Chief Accounting Officer

Date: June 2, 2025